EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ANSYS, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James E. Cashman III, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be part of the Report or filed for any purpose whatsoever.

Date: November 7, 2003	/s/ JAMES E. CASHMAN, III

James E. Cashman, III President and Chief Executive Officer

33